                                                                   EXHIBIT 24(a)

                                POWER OF ATTORNEY


         The undersigned, a Director of Malan Realty Investors, Inc., a Michigan corporation (the "Company"), does hereby constitute and appoint each of Jeffrey
D. Lewis and Elliott J. Broderick, with full power of substitution, as his true and lawful attorney and agent to execute in his name and on his behalf, as a Director of the Company, the Company's Annual Report on Form 10-K, and any and all amendments thereto to be filed with the Securities and Exchange Commission (the "Commission") pursuant to the Securities Exchange Act of 1934, as amended, and any and all instruments that such attorneys and agents, or either of them, may deem necessary or advisable to enable the Company to comply with the Act and the rules, regulations, and requirements of the Commission. The undersigned hereby ratifies and confirms as his own act and deed everything that such attorneys and agents, and each of them, does or causes to be done. Each such attorney or agent shall have, and may exercise, all of the powers hereby conferred.

         IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature this 23rd day of February, 2001.




                                                        /s/ EDWARD BOUTROUS
                                                        ----------------------
                                                        Edward Boutrous

                                                                   EXHIBIT 24(b)

                                POWER OF ATTORNEY


         The undersigned, a Director of Malan Realty Investors, Inc., a Michigan corporation (the "Company"), does hereby constitute and appoint each of Jeffrey
D. Lewis and Elliott J. Broderick, with full power of substitution, as his true and lawful attorney and agent to execute in his name and on his behalf, as a Director of the Company, the Company's Annual Report on Form 10-K, and any and all amendments thereto to be filed with the Securities and Exchange Commission (the "Commission") pursuant to the Securities Exchange Act of 1934, as amended, and any and all instruments that such attorneys and agents, or either of them, may deem necessary or advisable to enable the Company to comply with the Act and the rules, regulations, and requirements of the Commission. The undersigned hereby ratifies and confirms as his own act and deed everything that such attorneys and agents, and each of them, does or causes to be done. Each such attorney or agent shall have, and may exercise, all of the powers hereby conferred.

         IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature this 14th day of February, 2001.




                                                        /s/ PAUL GRAY
                                                        ----------------------
                                                        Paul Gray

                                                                   EXHIBIT 24(c)

                                POWER OF ATTORNEY


         The undersigned, a Director of Malan Realty Investors, Inc., a Michigan corporation (the "Company"), does hereby constitute and appoint each of Jeffrey
D. Lewis and Elliott J. Broderick, with full power of substitution, as his true and lawful attorney and agent to execute in his name and on his behalf, as a Director of the Company, the Company's Annual Report on Form 10-K, and any and all amendments thereto to be filed with the Securities and Exchange Commission (the "Commission") pursuant to the Securities Exchange Act of 1934, as amended, and any and all instruments that such attorneys and agents, or either of them, may deem necessary or advisable to enable the Company to comply with the Act and the rules, regulations, and requirements of the Commission. The undersigned hereby ratifies and confirms as his own act and deed everything that such attorneys and agents, and each of them, does or causes to be done. Each such attorney or agent shall have, and may exercise, all of the powers hereby conferred.

         IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature this 20th day of February, 2001.




                                                        /s/ JILL HOLUP
                                                        ---------------------
                                                        Jill Holup

                                                                   EXHIBIT 24(d)

                                POWER OF ATTORNEY


         The undersigned, a Director of Malan Realty Investors, Inc., a Michigan corporation (the "Company"), does hereby constitute and appoint each of Jeffrey
D. Lewis and Elliott J. Broderick, with full power of substitution, as his true and lawful attorney and agent to execute in his name and on his behalf, as a Director of the Company, the Company's Annual Report on Form 10-K, and any and all amendments thereto to be filed with the Securities and Exchange Commission (the "Commission") pursuant to the Securities Exchange Act of 1934, as amended, and any and all instruments that such attorneys and agents, or either of them, may deem necessary or advisable to enable the Company to comply with the Act and the rules, regulations, and requirements of the Commission. The undersigned hereby ratifies and confirms as his own act and deed everything that such attorneys and agents, and each of them, does or causes to be done. Each such attorney or agent shall have, and may exercise, all of the powers hereby conferred.

         IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature this 14th day of February, 2001.




                                                        /s/ JOHN KRAMER
                                                        -------------------
                                                        John Kramer

                                                                   EXHIBIT 24(e)


                                POWER OF ATTORNEY


         The undersigned, a Director of Malan Realty Investors, Inc., a Michigan corporation (the "Company"), does hereby constitute and appoint each of Jeffrey
D. Lewis and Elliott J. Broderick, with full power of substitution, as his true and lawful attorney and agent to execute in his name and on his behalf, as a Director of the Company, the Company's Annual Report on Form 10-K, and any and all amendments thereto to be filed with the Securities and Exchange Commission (the "Commission") pursuant to the Securities Exchange Act of 1934, as amended, and any and all instruments that such attorneys and agents, or either of them, may deem necessary or advisable to enable the Company to comply with the Act and the rules, regulations, and requirements of the Commission. The undersigned hereby ratifies and confirms as his own act and deed everything that such attorneys and agents, and each of them, does or causes to be done. Each such attorney or agent shall have, and may exercise, all of the powers hereby conferred.

         IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature this 19th day of February, 2001.




                                                        /s/ ANDREW MILLER
                                                        ---------------------
                                                        Andrew Miller

                                                                   EXHIBIT 24(f)

                                POWER OF ATTORNEY


         The undersigned, a Director of Malan Realty Investors, Inc., a Michigan corporation (the "Company"), does hereby constitute and appoint each of Jeffrey
D. Lewis and Elliott J. Broderick, with full power of substitution, as his true and lawful attorney and agent to execute in his name and on his behalf, as a Director of the Company, the Company's Annual Report on Form 10-K, and any and all amendments thereto to be filed with the Securities and Exchange Commission (the "Commission") pursuant to the Securities Exchange Act of 1934, as amended, and any and all instruments that such attorneys and agents, or either of them, may deem necessary or advisable to enable the Company to comply with the Act and the rules, regulations, and requirements of the Commission. The undersigned hereby ratifies and confirms as his own act and deed everything that such attorneys and agents, and each of them, does or causes to be done. Each such attorney or agent shall have, and may exercise, all of the powers hereby conferred.

         IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature this 23rd day of February, 2001.




                                               /s/ EDWARD J. RUSSELL  III
                                               ------------------------------
                                               Edward J. Russell III